UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

February 25, 2020
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street,		Stamford,	Connecticut	06926
Telephone Number:	(203)	356-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 8.01 OTHER EVENTS
On February 25, 2020, the Pitney Bowes Inc. (the “Company”) issued a press release announcing the results of its earlier announced (1) cash tender offers (each, a “Tender Offer” and together, the “Tender Offers”) to purchase up to $950,000,000 aggregate principal amount of its outstanding (i) 3.375% Notes due 2021 (the “3.375% Notes”), (ii) 3.875% Notes due 2022 (the “3.875% Notes”), (iii) 4.700% Notes due 2023 (the “4.700 Notes”), and (iv) 4.625% Notes due 2024 (the “4.625% Notes” and, together with the 3.375% Notes, 3.875% Notes and 4.700% Notes, the “Notes”), and (2) the related solicitation of consents to amend certain provisions of the senior debt indenture, dated February 14, 2005, as thereafter supplemented and amended (the “Base Indenture”), by and between the Company and Citibank, N.A., as trustee, as supplemented by the first supplemental indenture, dated as of October 23, 2007, by and among the Company, The Bank of New York Mellon (formerly known as The Bank of New York), as trustee, and Citibank, N.A., as resigning trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) and certain provisions of that certain Officers’ Certificate of the Company, dated as of September 22, 2016 (together with the Indenture, the “Indenture Documents”) with respect to its 3.375% Notes only (the “Consent Solicitation”) as of the early tender time. A copy of the press release announcing the results of such Tender Offers and the Consent Solicitation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.
The Company has received consents from holders of a majority in aggregate principal amount of the outstanding 3.375% Notes prior to the early tender time, which is the requisite number to amend the Indenture Documents. The proposed amendments with respect to the 3.375% Notes are being entered into pursuant to a second supplemental indenture, dated as of February 26, 2020 (the “Second Supplemental Indenture”), by and between the Company and The Bank of New York Mellon, as trustee. The Second Supplemental Indenture is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.
In addition, on February 25, 2020, the Company amended the terms and conditions of the Consent Solicitation described in the Offer to Purchase and Consent Solicitation Statement dated February 10, 2020 to provide that, if any 3.375% Notes validly tendered after the early tender time and prior to the expiration time and not validly withdrawn are subject to proration, the consent related to any 3.375% Notes accepted for purchase will not be deemed null and void.
This Current Report on Form 8-K, including the press release incorporated by reference, is neither an offer to sell nor a solicitation of offers to buy any Notes. The Tender Offers are being made only pursuant to the offer to purchase and consent solicitation statement of the Company, dated February 10, 2020. The Tender Offers are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number

4.1 Supplemental Indenture No. 2, dated as of February 26, 2020, by and between the Company and The Bank of New York Mellon, as trustee.
99.1 Press Release of Pitney Bowes Inc., dated February 25, 2020.

104 The cover page to Pitney Bowes Inc.'s Current Report on Form 8-K, formatted in Inline XBRL.

This document includes a number of “forward-looking statements”. Any forward-looking statements contained in this document may change based on various factors. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties and actual results could differ materially. Words such as “estimate,” “target,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend” and similar expressions may identify such forward-looking statements.
Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in our filings with the U.S. Securities and Exchange Commission. Factors which could materially impact our financial condition and results of operations or cause future financial performance to differ materially from the expectations as expressed in any forward-looking statement made by or on our behalf included or incorporated by reference in this document include, without limitation: declining physical mail volumes; the loss of, or significant changes to, our contractual relationship with the United States Postal Service (USPS) or changes in postal regulations in the U.S. or other major markets; our ability to continue to grow volumes, gain additional economies of scale and improve profitability within our Commerce Services group; a breach of security, including a future cyber-attack or other comparable event; our success in developing and marketing new products and services and obtaining regulatory approvals, if required; competitive factors, including pricing pressures, technological developments and the introduction of new products and services by competitors; the loss of some of our larger clients in our Commerce Services group; changes in labor conditions and transportation costs; expenses and potential impact on client relationships resulting from the October 2019 ransomware attack that affected the Company’s operations; the continued availability and security of key information technology systems and the cost to comply with information security requirements and privacy laws; changes in global political conditions and international trade policies, including the imposition or expansion of trade tariffs; our success at managing relationships and costs with outsource providers of certain functions and operations; third-party suppliers’ ability to provide products and services required by our clients; acts of nature, including pandemics and their potential effects on demand and supply chain; changes in banking regulations or the loss of our Industrial Bank charter; macroeconomic factors, including global and regional business conditions that adversely impact customer demand, foreign currency exchange rates and interest rates; the United Kingdom’s (U.K.) recent exit from the European Union (Brexit); our success at managing customer credit risk; capital market disruptions or credit rating downgrades that adversely impact our ability to access capital markets at reasonable costs; intellectual property infringement claims and; the use of the postal system for transmitting harmful biological agents, illegal substances or other terrorist attacks.
We undertake no obligation to publicly update or revise any forward-looking statements in this document, whether as a result of new information, future events or otherwise, except as required by law. Forward-looking statements in this document speak only as of the date hereof, and forward-looking statements in documents attached or incorporated by reference speak only as of the date of those documents. Accordingly, you should not place undue reliance on the forward-looking statements contained in, attached or incorporated by reference to this document, including in Item 1A. under the caption “Risk Factors” in our 2019 Annual Report on Form 10-K, as updated from time to time in subsequently filed Quarterly Reports on Form 10-Q, and other public filings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Debbie D. Salce
Name: Debbie D. Salce
Date: February 26, 2020	Title: Vice President and Treasurer